Tortoise Energy Independence Fund
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2023

	Shares	Fair Value
Common Stock - 93.5% (1)
Canada Crude Oil Pipelines - 1.3% (1)
Enbridge, Inc.	23,865	$837,184
Canada Natural Gas/Natural Gas Liquids Pipelines - 1.1% (1)
TC Energy Corp.	19,745	713,189
Canada Oil and Gas Production - 2.1% (1)
Suncor Energy, Inc.	40,528	1,373,089
United States Natural Gas Gathering/Processing - 2.6% (1)
Kinetik Holdings, Inc.	5,678	199,355
Kodiak Gas Services, Inc. (2)	79,293	1,450,269
		1,649,624
United States Natural Gas/Natural Gas Liquids Pipelines - 18.9% (1)
Cheniere Energy, Inc.	37,456	6,112,819
Excelerate Energy, Inc.	6,209	115,488
Kinder Morgan, Inc.	56,165	967,161
NextDecade Corp. (2)	55,204	335,088
Targa Resources Corp.	37,880	3,267,150
The Williams Companies, Inc.	36,175	1,249,123
		12,046,829
United States Oil and Gas Production - 61.2% (1)
Chevron Corp.	23,912	3,852,223
ConocoPhillips	21,747	2,588,545
Coterra Energy, Inc.	21,071	593,991
Devon Energy Corp.	90,404	4,618,740
Diamondback Energy, Inc.	37,179	5,643,029
EOG Resources, Inc.	23,070	2,967,263
EQT Corp.	117,402	5,074,114
Exxon Mobil Corp.	30,377	3,377,619
Marathon Oil Corp.	81,694	2,152,637
Occidental Petroleum Corp.	43,302	2,718,933
Pioneer Natural Resources Co.	22,350	5,317,736
		38,904,830
United States Other - 4.6% (1)
Baker Hughes Co.	38,763	1,402,833
Darling Ingredients, Inc. (2)	1,957	120,864
Denbury, Inc. (2)	15,079	1,380,935
		2,904,632
United States Renewables and Power Infrastructure - 1.7% (1)
American Electric Power Co., Inc.	2,921	229,007
Constellation Energy Corp.	8,071	840,675
		1,069,682
Total Common Stock
(Cost $34,512,746)		59,499,059

Master Limited Partnerships - 19.7% (1)
United States Crude Oil Pipelines - 4.6% (1)
Plains All American Pipeline LP	189,849	2,895,197
United States Natural Gas Gathering/Processing - 3.0% (1)
Western Midstream Partners LP	72,535	1,935,959
United States Natural Gas/Natural Gas Liquids Pipelines - 8.0% (1)
Energy Transfer LP	293,256	3,950,159
Enterprise Products Partners LP	43,433	1,155,752
		5,105,911
United States Oil and Gas Production - 1.7% (1)
TXO Partners LP	50,000	1,063,000
United States Refined Product Pipelines - 2.4% (1)
Magellan Midstream Partners LP	12,744	846,456
MPLX LP	19,475	679,483
		1,525,939
Total Master Limited Partnerships
(Cost $8,328,291)		12,526,006

Money Market Fund - 0.5% (1)
United States Investment Company - 0.5% (1)
Invesco Government & Agency Portfolio - Institutional Class, 5.251% (3)
(Cost $291,026)	291,026	291,026

Total Investments - 113.7%(1)
(Cost $43,132,063)		72,316,091
Liabilities in Excess of Other Assets - (0.2)%(1)		(126,209)
Credit Facility Borrowings - (13.5)% (1)		(8,600,000)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$63,589,882

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of August 31, 2023.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liablities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures established by the Advisor and the appointed Valuation Designee. The Valuation Designee is subject to board oversight and certain reporting and other requirements designed to facilitate the board’s ability to effectively oversee the Valuation Designee’s Fair Value determinations. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s Valuation Designee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of August 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stock (a)	$59,499,059	$-	$-	$59,499,059
Master Limited Partnerships (a)	12,526,006	-	-	12,526,006
Money Market Fund (b)	291,026	-	-	291,026
Total Investments	$72,316,091	$-	$-	$72,316,091

(a) All other industry classifications are identified in the Schedule of Investments.
(b) Short-term investment is a sweep investment for cash balances.